Exhibit 99.1

FINANCIAL STATEMENTS

SPORTS PROPERTIES ACQUISITION CORP.

(a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Sports Properties Acquisition Corp.

We have audited the accompanying balance sheets of Sports Properties Acquisition Corp. (a corporation in the development stage) as of January 24, 2008 and December 31, 2007, and the related statements of operations, stockholders’ equity and cash flows for the periods from July 3, 2007 (inception) to December 31, 2007, January 1, 2008 to January 24, 2008, and July 3, 2007 (inception) to January 24, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sports Properties Acquisition Corp. as of January 24, 2008 and December 31, 2007, and the results of its operations and its cash flows for the periods from July 3, 2007 (inception) to December 31, 2007, January 1, 2008 to January 24, 2008, and July 3, 2007 (inception) to January 24, 2008, in conformity with U.S. generally accepted accounting principles.

/s/ Weiser LLP

WEISER LLP

New York, New York
January 30, 2008

SPORTS PROPERTIES ACQUISITION CORP.

(a corporation in the development stage)

Balance Sheets

	January 24, 2008	December 31, 2007
Assets
Current assets
Cash	$401,317	$198,250
Cash and cash equivalents — trust account	200,000,000	—
Prepaid expenses	123,884	—

Total current assets	200,525,201	198,250
Deferred offering costs	—	587,936

Total assets	$200,525,201	$786,186

Liabilities and stockholders’ equity
Current liabilities
Accrued expenses	$184,489	$147,268
Due to affiliate	—	245,261
Deferred underwriters fees	8,625,000	—
Note payable to affiliate	—	200,000

Total current liabilities	8,809,489	592,529

Common stock, subject to possible redemption, 5,999,999 shares, at redemption value (note 1)	59,999,990	—

Commitments	—	—

Stockholders’ equity
Preferred stock, $0.001 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized; 25,750,000 and 5,750,000 shares issued and outstanding	25,750	5,750
Additional paid-in capital	131,700,425	196,254
Deficit accumulated during the development stage	(10,453)	(8,347)

Total stockholders’ equity	131,715,722	193,657

Total liabilities and stockholders’ equity	$200,525,201	$786,186

The accompanying notes should be read in conjunction with the financial statements.

SPORTS PROPERTIES ACQUISITION CORP.

(a corporation in the development stage)

Statements of Operations

	For the period from January 1, 2008 to January 24, 2008	For the period from July 3, 2007 (Inception) to December 31, 2007	For the period from July 3, 2007 (Inception) to January 24, 2008
Organization costs and operating expenses	$2,106	$8,347	$10,453

Net loss	$(2,106)	$(8,347)	$(10,453)

Net loss per share — basic and diluted	$(0.00)	$(0.00)

Weighted average shares outstanding — basic and diluted	6,583,333	5,750,000

The accompanying notes should be read in conjunction with the financial statements.

SPORTS PROPERTIES ACQUISITION CORP.

(a corporation in the development stage)

Statements of Stockholders’ Equity

	Common Stock		Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total Stockholders’ Equity
	Shares	Amount
Balance at July 3, 2007 (Inception)	—	$—	$—	$—	$—

Issuance of common stock on September 12, 2007 at $0.01 per share for cash	5,750,000	5,750	51,750	—	57,500
Net loss	—	—	—	(8,347)	(8,347)
Offering expenses contributed by affiliate	—	—	144,504	—	144,504

Balance at December 31, 2007	5,750,000	5,750	196,254	(8,347)	193,657
Net loss	—	—	—	(2,106)	(2,106)
Issuance of 6,000,000 warrants on January 17, 2008 at $1.00 per warrant for cash	—	—	6,000,000	—	6,000,000
Issuance of 20,000,000 units (1 share of common stock and 1 warrant) to public stockholders on January 24, 2008 at $10 per unit for cash, net of offering costs	20,000,000	20,000	125,504,171	—	125,524,171

Balance at January 24, 2008	25,750,000	$25,750	$131,700,425	($10,453)	$131,715,722

The accompanying notes should be read in conjunction with the financial statements.

SPORTS PROPERTIES ACQUISITION CORP.

(a corporation in the development stage)

Statements of Cash Flows

	For the period from January 1, 2008 to January 24, 2008	For the period from July 3, 2007 (Inception) to December 31, 2007	For the period from July 3, 2007 (Inception) to January 24, 2008
Cash flows from operating activities
Net loss	$(2,106)	$(8,347)	$(10,453)
Adjustments to reconcile net loss to net cash used in operating activities
Net increase in prepaid expenses	(14,394)	—	(14,394)
Organizational expenses paid by affiliate	—	7,703	7,703

Net cash used in operating activities	(16,500)	(644)	(17,144)

Cash flows from investing activities
Payment to trust account	(200,000,000)	—	(200,000,000)

Net cash (used in) investing activities	(200,000,000)	—	(200,000,000)

Cash flows from financing activities
Proceeds from sale of stock and warrants — public offering of units	200,000,000	—	200,000,000
Proceeds from sale of warrants — private offering to founders	6,000,000	—	6,000,000
Payment of offering costs, net	(5,335,172)	(58,606)	(5,393,778)
Proceeds from (repayment of) note payable and due to affiliate	(445,261)	200,000	(245,261)
Proceeds from sale of stock — private offering to founders	—	57,500	57,500

Net cash provided by financing activities	200,219,567	198,894	200,418,461

Net increase in cash	203,067	198,250	401,317
Cash at beginning of period	198,250	—	—

Cash at end of period	$401,317	$198,250	$401,317

Supplemental schedule of non-cash financing activities
Deferred underwriters fees	$8,625,000	$—	$8,625,000
Accrual of deferred offering costs	75,000	384,827	75,000
Offering expenses contributed by affiliate	—	144,504	144,504

The accompanying notes should be read in conjunction with the financial statements.

SPORTS PROPERTIES ACQUISITION CORP.

(a corporation in the development stage)

Notes to Financial Statements

December 31, 2007 and January 24, 2008

Note 1 — Organization and Nature of Business Operations

Sports Properties Acquisition Corp., a development stage company, (the Company) was incorporated in Delaware on July 3, 2007 for the purpose of effecting a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination with one or more existing operating businesses in the sports and entertainment industries.

At January 24, 2008, the Company had not commenced any operations. All activity through January 24, 2008 related to the Company’s formation and public offering (the Offering) is described below. The Company has selected December 31 as its fiscal year end.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be applied toward effecting a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination. As used herein, a Business Combination shall mean the acquisition of one or more businesses that at the time of the Company’s initial business combination has a fair value of at least 80.0% of the Company’s assets held in the Trust Account (Trust Account), excluding the deferred underwriting discounts and commissions from the offering of $8,625,000, and taxes payable.

The Company’s registration statement was declared effective on January 17, 2008, and the offering was closed on January 24, 2008. Upon closing of the Offering, 100% of the gross proceeds ($200,000,000) of this offering was placed in a Trust Account invested until the earlier of (i) the consummation of the Company’s first Business Combination or (ii) the liquidation of the Company. The proceeds in the Trust Account include the deferred underwriting discount of $8,625,000 that will be released to the underwriters on completion of a Business Combination (subject to an approximately $0.43 per share reduction for public stockholders who exercise their conversion rights). Interest (net of taxes) earned on assets held in the Trust Account will remain in the Trust Account. However, up to $2,250,000 of the interest earned on the Trust Account (net of taxes payable on such interest) may be released to the Company to cover a portion of the Company’s operating expenses.

The Company will seek stockholder approval before it will effect any Business Combination. The Company will proceed with a Business Combination only if a majority of the shares of common stock sold as part of the units in the Offering or in the aftermarket (the Public Stockholders) are voted in favor of the Business Combination and Public Stockholders owning no more than 29.9% of the shares sold in the Public Offering vote against the Business Combination and exercise their right to convert their shares into a pro rata share of the aggregate amount then on deposit in the Trust Account (up to 5,999,999 shares at $10 per share, or $59,999,990), and a majority of the outstanding shares of the Company’s common stock vote in favor of an amendment to the Company’s amended and restated certificate of incorporation to provide for its perpetual existence, see Note 5.

Public Stockholders voting against a Business Combination will be entitled to convert their stock into a pro rata share of the total amount on deposit in the Trust Account including the deferred underwriter’s discount, and including any interest earned on their portion of the Trust Account, net of up to $2,250,000 of the net interest income earned on the Trust Account which may be released to the Company to cover a portion of the Company’s operating expenses and income taxes payable thereon if a Business Combination is approved and completed. Public Stockholders who convert their stock into their share of the Trust Account will continue to have the right to exercise any warrants they may hold.

The Company will liquidate and promptly distribute only to its Public Stockholders the amount in the Trust Account, less any income taxes payable on interest income, plus any remaining net assets, if the Company does not effect a Business Combination by January 17, 2010.

Note 2 — Summary of Significant Accounting Policies

Net Loss per Common Share

Net loss per share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original purchased maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times exceeds the Federal Depository Insurance coverage of $100,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the US requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. The Company has recorded a deferred tax asset for the tax effect of temporary differences of $3,554 and $2,838 at January 24, 2008 and December 31, 2007, respectively. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at December 31, 2007 and January 24, 2008.

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance of $716 and $2,838 during the periods January 1, 2008 to January 24, 2008 and July 3, 2007 (inception) to December 31, 2007, respectively.

Deferred Offering Costs

Deferred offering costs consist of legal fees, consulting fees paid to certain founding stockholders, and accounting fees, and other administrative costs incurred through the balance sheet date that relate to the Offering and that were charged to stockholders’ equity upon completion of the Offering.

Recently Issued Accounting Pronouncements

The Company does not believe that any recently issued, but not yet effective accounting pronouncements, if currently adopted, would have a material effect on the accompanying financial statements.

Note 3 — Initial Public Offering

On January 24, 2008, the Company consummated its initial public offering of 20,000,000 units (Units) at a price of $10.00 per unit, for gross proceeds of $200,000,000, which were netted against offering expenses of $14,475,840. In addition, the Company has granted its underwriters an option, exercisable no later than 30 days after the sale of the units, to purchase up to 3,000,000 additional units to cover over–allotments. Each Unit consists of one share of the Company’s common stock, $0.001 par value, and one warrant. Each warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $7.00, payable in readily available funds or through a net cashless exercise, commencing upon the later of the completion of a Business Combination or January 17, 2009, and expiring January 17, 2012, unless earlier redeemed. The warrants, including any warrants held by the underwriter, will be redeemable at the Company’s option, at a price of $0.01 per warrant upon 30 days’ written notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given.

If the Company calls the warrants for redemption, it will have the option to require all holders that exercise their warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

In accordance with the warrant agreement relating to the warrants sold as part of the units in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of a registration statement for the shares underlying the warrants. If a registration statement is not effective, the Company cannot redeem the warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such warrant shall not be entitled to exercise such warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the warrants may expire unexercised and unredeemed.

The Company agreed to pay the underwriters in the Offering an underwriting discount of 7%, of which 2.6875% was paid from the gross proceeds of the Offering, and the underwriters have agreed that the remaining 4.3125% ($8,625,000) of the underwriting discount will not be payable unless and until the Company completes a Business Combination, and have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination. The underwriters have agreed to reimburse the Company for $500,000 of offering expenses.

Note 4 — Note Payable to Affiliate, Related Party Transactions, and Commitments

The Company issued a $200,000 unsecured promissory note to Medallion Financial Corp (Medallion), its sponsor, on September 4, 2007. The note was non-interest bearing and was repaid on the consummation of the offering by the Company. Due to the short-term nature of the note, the carrying value of the note approximated fair value. As of January 24, 2008, Medallion owned 20% of the outstanding equity interests in the Company, with the balance held primarily by the public stockholders. In addition, Medallion paid $389,765 on the Company’s behalf for various organizational and offering expenses, $245,261 which has been reimbursed by the Company to Medallion, and $144,504 which has been recorded as additional paid-in capital.

The Company incurred legal fees of approximately $374,000 during the period from July 3, 2007 (inception) to January 24, 2008 with a law firm in which a member of the Company’s Board of Directors is senior counsel.

The Company presently occupies office space provided by Medallion, which has agreed that until the Company consummates a Business Combination, it will make such office space as may be required, as well as certain office and secretarial services, available to the Company. The Company has agreed to pay $7,500 a month in total for office space and general and administrative services to Medallion. Services commenced on the effective date of the offering and will terminate upon the earlier of (i) the completion of the Business Combination, or (ii) the Company’s liquidation.

Certain officers and directors of Medallion are also officers and directors of the Company.

Pursuant to letter agreements which the founding stockholders entered into with the Company and the underwriters, the founding stockholders will waive their rights to receive distributions with respect to their founding shares should the Company be liquidated.

Medallion has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors, service providers, providers of financing, or other entities that are owed money by the Company for services or financing rendered or contracted for, or for products sold to the Company.

In the event of liquidation, the Company will pay the costs of liquidation from the remaining assets outside of the Trust Account. To the extent such funds are not available, Medallion has agreed to provide the Company the necessary funds (currently anticipated to be no more than approximately $50,000 in the event that the Company’s corporate existence ceases by operation of law), and has agreed not to seek repayment for such expenses.

Medallion, the Company’s primary stockholder, acquired 5,900,000 warrants to purchase 5,900,000 shares of common stock from the Company and Tony Tavares, the Company’s President and Chief Executive Officer, acquired 100,000 warrants to purchase 100,000 shares of common stock from the Company, in each case, at a price of $1.00 per warrant for a total of $6,000,000 in a private placement just prior to the completion of this offering. Medallion and Tony Tavares have each further agreed that they will not sell or transfer these warrants until after the Company consummates a Business Combination.

It is anticipated that the purchase price of $1.00 per warrant for the private placement warrants will meet or exceed the fair value of such warrants on the date of purchase and, accordingly, no compensation expense was recognized with respect to the issuance of the founder warrants. However, the actual fair value and any compensation impact will be determined based on the actual trading values of the warrants at the time they commence trading as separate instruments. Should the purchase price of the warrants be less than the actual trading value when they commence trading as separate instruments, the difference will be recorded as compensation expense.

The Company’s founding stockholders are entitled to require the Company to register their shares of common stock and warrants at any time after their shares of common stock or warrants are released from escrow, which will not be before one year from the consummation of a business combination, provided that, if, after the consummation of a business combination, the surviving entity of such business combination subsequently consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the stockholders of such entity having the right to exchange their shares of common stock for cash, securities or other property, then such shares or warrants may be released in order to enable holders of such founder warrants to participate in such exchange. In addition, the founding stockholders and the holders of the founder warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Note 5 — Common Stock

As of January 24, 2008, 25,750,000 shares of common stock are outstanding, 20% held by Medallion, and the balance held primarily by the public stockholders. On January 24, 2008, the Company issued 20,000,000 units, which included 20,000,000 shares of common stock and 20,000,000 warrants for a purchase price of $10 per unit. On September 12, 2007, the Company issued 5,750,000 shares for $57,500 in cash, for a purchase price of $0.01 per share to the founding stockholders. If the underwriters’ over-allotment option is not exercised in full, the founding stockholders will forfeit up to the 750,000 shares, proportionate to the percentage of the underwriters’ over-allotment option not exercised, at no cost to the Company.

On September 25, 2007, the Company’s Board of Directors and stockholders approved an increase in the authorized common shares from 50,000,000 to 100,000,000, and provided for the liquidation of the Trust Account in the event the Company does not consummate a Business Combination by January 17, 2010. The amended and restated certificate of incorporation reflecting the approved increase in the number of shares of common stock and term of corporate existence was filed with the Secretary of State in the State of Delaware on January 17, 2008.

Note 6 — Preferred Stock

The Company is authorized to issue 1,000,000 shares of $0.001 par value preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

Note 7 — Subsequent Event

On January 29, 2008, the underwriters informed the Company they had exercised the over-allotment option in part, for 1,556,300 units of the 3,000,000 total units subject to the over-allotment option, and had waived their right to exercise the over-allotment option with respect to any additional units. The $10 per unit exercise price will result in net proceeds of $15,144,744, inclusive of the deferred underwriting fees of $671,154, which amount will be placed in the Trust Account. It is anticipated that the transaction will close on February 1, 2008. This exercise will result in the forfeiture of 360,929 founder shares, at no cost to the Company, leaving the founders with shareholdings of 5,389,071, and Medallion’s ownership position will be approximately 18%.